                                  Exhibit 31.2

                            Section 302 Certification
                           of Robert A. Comey (CFO)

                                  CERTIFICATION

         I, Robert A. Comey, certify that:

1    I have reviewed  this annual  report on Form 10-K/A of MACC Private  Equities
     Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to sate a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects  the  condition,  results  of  operations  and  cash  flows of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officers  and I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

     a)   Designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  or   procedures   to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     b)   Evaluated the  effectiveness of the registrant's  disclosure  controls and presented in this report our conclusions  about the  effectiveness of the controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     c)   Presented in this report our conclusions  about the  effectiveness  of the disclosure  controls and procedures  based on our evaluation as of the Evaluation Date;

5.   The registrant's other certifying  officers and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to the registrant's  auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     c)   all  significant  deficiencies  in the design or operation of internal control  over  financial  reporting  which  are  reasonably  likely to
          adversely  affect  the  registrant's   ability  to  record,   process,
          summarize and report financial information; and

     d)   any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal controls.

Date: June 16, 2005

           /s/ Robert A. Comey
         -----------------------------------
         Robert A. Comey
         Chief Financial Officer and Treasurer